Exhibit 99.1
United Fire Group, Inc. Reports Estimates for Fourth Quarter and Full Year 2020 Results
CEDAR RAPIDS, Iowa - (GLOBE NEWSWIRE) - United Fire Group, Inc. (Nasdaq: UFCS), February 11, 2021 - FOR IMMEDIATE RELEASE

United Fire Group, Inc. (the "Company" or "UFG") (Nasdaq: UFCS) announced today that the fourth quarter 2020 results were negatively impacted by ongoing social inflation resulting in an increase in severity of current accident year losses and in prior accident year reserve strengthening.

"Social inflation continues to impact the entire industry. Unfortunately, our two largest states, Texas and California, are among the top three states with the highest social inflation trends, meaning the impact to UFG is magnified," stated Randy A. Ramlo, President and Chief Executive Officer. "In recognition of social inflation trends, during 2020 and particularly in the fourth quarter new commercial auto and general liability claims were reserved with more cautious pessimism. Additionally, progress has been made to shorten the claims cycle, with reserves being established earlier in the process than in past years, with new analytic insights driving these outcomes. Also, during the fourth quarter we reviewed the reserve adequacy of our open prior accident year case reserves in consideration of our more cautiously pessimistic view."

The Company expects to report an estimated GAAP combined ratio in the range of 122 percent to 125 percent in the fourth quarter of 2020. The Company estimates reporting a net loss in the range of $0.35 to $0.37 per diluted share and an adjusted operating loss(1) in the range of $1.28 to $1.32 per diluted share in the fourth quarter of 2020. The full year of 2020 results were also negatively impacted by a historical level of catastrophe losses. For the full year of 2020, the Company expects to report an estimated GAAP combined ratio in the range of 114 percent to 117 percent. The Company estimates reporting a net loss in the range of $4.48 to $4.52 per diluted share and an adjusted operating loss(1) in the range of $2.87 and $2.89 per diluted share for the full year of 2020. These numbers are unaudited.

United Fire Group, Inc. will report fourth quarter and full year 2020 earnings before the market opens on February 17, 2021, and will host a conference call to discuss its financial results at 9:00 a.m. Central Time on that date.

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(1) Adjusted operating income (loss) is a non-GAAP financial measure of net income excluding net realized investment gains and losses, changes in the fair value of equity securities and related federal income taxes, and goodwill impairment. Management evaluates this measure and ratios derived from this measure and the Company provides this information to investors because we believe it better represents the normal, ongoing performance of our business. See Definitions of Non-GAAP Information and Reconciliations to Comparable GAAP Measures.

About UFG
Founded in 1946 as United Fire & Casualty Company, UFG, through its insurance company subsidiaries, is engaged in the business of writing property and casualty insurance.
Through our subsidiaries, we are licensed as a property and casualty insurer in 49 states, plus the District of Columbia, and we are represented by approximately 1,000 independent agencies. A.M. Best Company assigns a rating of "A" (Excellent) for members of the United Fire & Casualty Group.
For more information about UFG visit www.ufginsurance.com.

Contact: Randy Patten, AVP & Controller, 319-286-2537 or rpatten@unitedfiregroup.com

Disclosure of Forward-Looking Statements

This release may contain forward-looking statements about our operations, anticipated performance and other similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor under the Securities Act of 1933 and the Securities

Exhibit 99.1
Exchange Act of 1934 for forward-looking statements. The forward-looking statements are not historical facts and involve risks and uncertainties that could cause actual results to differ from those expected and/or projected. Such forward-looking statements are based on current expectations, estimates, forecasts and projections about the Company, the industry in which we operate, and beliefs and assumptions made by management. Words such as "expect(s)," "anticipate(s)," "intend(s)," "plan(s)," "believe(s)" "continue(s)," "seek(s)," "estimate(s)," "goal(s)," "remain(s) optimistic," "target(s)," "forecast(s)," "project(s)," "predict(s)," "should," "could," "may," "will," "might," "hope," "can" and other words and terms of similar meaning or expression in connection with a discussion of future operations, financial performance or financial condition, are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed in such forward-looking statements. Information concerning factors that could cause actual outcomes and results to differ materially from those expressed in the forward-looking statements is contained in Part I, Item 1A "Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Securities and Exchange Commission ("SEC") on February 28, 2020, as updated in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on May 6, 2020. The risks identified in our Annual Report on Form 10-K (as updated) and in our other SEC filings are representative of the risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from what is expressed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release or as of the date they are made. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Definitions of Non-GAAP Information and Reconciliations to Comparable GAAP Measures

The Company prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management also uses certain non-GAAP measures to evaluate its operations and profitability. As further explained below, management believes that disclosure of certain non-GAAP financial measures enhances investor understanding of our financial performance. Non-GAAP financial measures disclosed in this release include adjusted operating income (loss). The Company has provided the following definitions and reconciliations of net income (loss) to adjusted operating income (loss):

Adjusted operating income (loss): Adjusted operating income (loss) is calculated by excluding net realized investment gains and losses, after applicable federal and state income taxes from net income (loss) and goodwill impairment. Management believes adjusted operating income (loss) is a meaningful measure for evaluating insurance company performance and a useful supplement to GAAP information because it better represents the normal, ongoing performance of our business. Investors and equity analysts who invest and report on the insurance industry and the Company generally focus on this metric in their analyses. The difference between estimated net loss in the range of $0.35 to $0.37 per diluted share and adjusted operating loss in the range of $1.28 to $1.32 per diluted share in the fourth quarter of 2020 is estimated after-tax net realized investment gains in the range of $0.93 to $0.95 per diluted share. The difference between estimated net loss in the range of $4.48 to $4.52 per diluted share and adjusted operating loss in the range of $2.87 and $2.89 per diluted share for the full year of 2020 is estimated after-tax net realized investment losses in the range of $1.01 to $1.03 per diluted share and goodwill impairment of $0.60 per share.